                                                                    EXHIBIT 25.1

                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of February 20, 2004 among The GEO Group, Inc. (f/k/a Wackenhut Corrections Corporation), a Florida corporation (the "BORROWER"), the lenders parties hereto, BNP PARIBAS, as administrative agent for such lenders (in such capacity, the "ADMINISTRATIVE AGENT"), amending the Credit Agreement referred to below.

                  WHEREAS, the Borrower, the lenders party thereto and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of July 9, 2003 (as amended, modified, restated and otherwise supplemented from time to time, the "CREDIT AGREEMENT"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used and not defined herein shall have the respective meanings given to them in the Credit Agreement.

         2. AMENDMENT TO CREDIT AGREEMENT.

                  (a) Section 1.1 is amended to add a definition of the following term in appropriate alphabetical order:

                      "ANNOUNCEMENT" means the public announcement by the
                  Borrower that it has entered into a definitive purchase agreement for the acquisition of a Permitted Business.

                  (b) Section 1.1 is amended to revise the definition of "Capital Expenditures" to read in its entirety as follows:

                      "CAPITAL EXPENDITURES" means with respect to the Borrower
                  and its Restricted Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by the Borrower and its Restricted Subsidiaries during such period, as determined in accordance with GAAP; PROVIDED that for five (5) consecutive fiscal quarters beginning with the fiscal quarter ending June 27, 2004 any capitalized costs related to the purchase and implementation of a new management information operating system for the Borrower and its Subsidiaries, in an aggregate amount not to exceed $6,000,000, shall be excluded from the calculation of Capital Expenditures.



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                  (c) Section 4.4(b)(iii) is amended as follows:

                           (i) clause (z) is amended to revise the proviso at
                  the end thereof to read in its entirety as follows:

                           PROVIDED that (A) if the Borrower does not make an
                      Announcement by June 28, 2004, then no later than June 28, 2004 the Borrower shall make such mandatory principal prepayments in amounts equal to the remaining balance of such Net Cash Proceeds which have not been reinvested in Permitted Acquisitions or in other revenue producing assets related to a Permitted Business by such date and
                      (B) if the Borrower does make an Announcement by June 28, 2004, then no later than October 26, 2004 the Borrower shall make such mandatory principal prepayments in amounts equal to the remaining balance of such Net Cash Proceeds which have not been reinvested in Permitted Acquisitions or in other revenue producing assets related to a Permitted Business by October 26, 2004.

                           (ii) the second sentence of such section is amended
                  to read in its entirety as follows:

                           If Net Cash Proceeds referred to in clause (y) of the
                      preceding sentence are not reinvested by the date which is two hundred seventy (270) days following the Borrower's or Restricted Subsidiary's receipt thereof, the Borrower shall make a mandatory prepayment in an amount equal to such Net Cash Proceeds as described above on such date.

                  (d) Section 4.4(b)(v) is amended to read in its entirety as follows:

                      No later than (A) June 28, 2004 for the Fiscal Year ending
                  December 28, 2003 and (B) one hundred and twenty five (125) days after the end of any Fiscal Year commencing with the Fiscal Year ending December 26, 2004, if at any Fiscal Year end the Total Leverage Ratio exceeds 1.50 to 1.00, the Borrower shall make a mandatory principal repayment of the Loans in an amount equal to fifty percent (50%) of Excess Cash Flow, if any, for such Fiscal Year; PROVIDED that for the Fiscal Year ending December 28, 2003, if the Borrower makes the Announcement prior to June 28, 2004, the Borrower shall not be required to make such repayment until October 26, 2004. Notwithstanding the foregoing, Excess Cash Flow computed for the Fiscal Year ending December 28, 2003 shall be for the period from July 1, 2003 through December 28, 2003.

                  (e) Section 5.1(c) is amended to replace the pricing grid appearing in such Section with the following new pricing grid:


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
                                                      REVOLVING CREDIT LOANS                  TERM LOANS
                                                  -------------------------------- ---------------------------------
PRICING LEVEL        TOTAL LEVERAGE RATIO             LIBOR          BASE RATE          LIBOR          BASE RATE
-------------- ---------------------------------- --------------- ---------------- ---------------- ----------------
     IV        Greater than 3.00 to 1.00              2.75%            1.50%            2.50%            1.25%
-------------- ---------------------------------- --------------- ---------------- ---------------- ----------------
     III       Greater  than  2.50 to 1.00,  but      2.50%            1.25%            2.50%            1.25%
               less  than  or  equal  to 3.00 to
               1.00
-------------- ---------------------------------- --------------- ---------------- ---------------- ----------------
     II        Greater  than  2.00 to 1.00,  but      2.25%            1.00%            2.50%            1.25%
               less  than  or  equal  to 2.50 to
               1.00
-------------- ---------------------------------- --------------- ---------------- ---------------- ----------------
      I        Less than or equal to 2.00             2.00%            0.75%            2.50%            1.25%
-------------- ---------------------------------- --------------- ---------------- ---------------- ----------------


         3. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof when:

                  (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Lenders;

                  (b) the Administrative Agent shall have received a certificate of the secretary or the assistant secretary of the Borrower certifying as to the incumbency and genuineness of the signature of the officer of the Borrower executing this Amendment; and

                  (c) the Borrower shall have paid to the Administration Agent all fees and expenses payable by the Borrower in connection with the preparation, execution and delivery of this Amendment.

         4. REPRESENTATION OF BORROWER. The Borrower represents and warrants to the Lenders and the Administrative Agent that after giving effect to this Amendment, (i) the representations and warranties of the Borrower contained in the Credit Agreement are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and (ii) no Default or Event of Default has occurred and is continuing.

         5. COUNTERPARTS. This Amendment may be executed in several counterparts and by the different parties hereto on separate counterparts, all of which taken together shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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         7. CREDIT AGREEMENT REMAINS IN EFFECT. Except as provided herein, all provisions, terms and conditions of the Credit Agreement shall remain in full force and effect. As amended hereby, the Credit Agreement is ratified and confirmed in all respects. Whenever the "Credit Agreement" is referred to in the Credit Agreement, any other Loan Document or any of the Exhibits thereto or any other instrument or document executed in connection therewith, it shall be deemed to mean the Credit Agreement as amended hereby.

         8. NO OTHER AGREEMENTS. This Amendment sets forth the entire agreement among the parties with respect to the subject matter hereof, and supercedes any prior agreements, written or oral, relating thereto.

                            [signature pages follow]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                         THE GEO GROUP, INC.

                                         By: /s/ JOHN G. O'ROURKE
                                             -----------------------------
                                             Name:
                                             Title: Senior Vice President, Chief
                                                    Financial Officer





                                         BNP PARIBAS,
                                         as a Lender and as Administrative Agent



                                         By: /s/ SHAYN P. MARCH
                                             -----------------------------
                                             Name:
                                             Title: Director



                                         By: /s/ CHRISTOPHER PERRAS
                                             -----------------------------
                                             Name:
                                             Title: Associate

                 [SIGNATURE PAGES OF ADDITIONAL LENDERS FOLLOW]




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The undersigned Lender hereby agrees to all of the terms and provisions of the foregoing Amendment.



                                [Name of Lender]



                                 By:
                                    -----------------------------------
                                     Name:
                                     Title:



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